UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

__________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 20, 2013

FS Investment Corporation

(Exact name of Registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	814-00757 (Commission File Number)	26-1630040 (I.R.S. Employer Identification No.)

Cira Center 2929 Arch Street, Suite 675 Philadelphia, Pennsylvania		19104
(Address of principal executive offices		(Zip Code)

Registrant’s telephone number, including area code: (215) 495-1150

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

FS Investment Corporation (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”) on June 20, 2013.  The proposals are described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on May 9, 2013.  As of April 30, 2012, the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting, 253,471,022 shares of common stock were eligible to be voted, and 108,717,523 of those shares were voted in person or by proxy at the Annual Meeting. Stockholders were asked to consider and act upon the following two proposals which received the requisite number of votes to pass:

•	Proposal No. 1 – the election of ten members of the board of directors of the Company to serve until the 2014 annual meeting of stockholders and until their successors are duly elected and qualified; and

•	Proposal No. 2 – the ratification of the appointment of McGladrey LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013.

All director nominees listed in the Company’s 2013 proxy statement were elected by the Company’s stockholders at the Annual Meeting.  The votes for, votes withheld and broker non-votes for each director nominee are set forth below:

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
David J. Adelman	86,261,324	2,264,955	20,191,244
Gregory P. Chandler	86,298,133	2,228,146	20,191,244
Michael C. Forman	86,280,519	2,246,760	20,191,244
Barry H. Frank	86,077,314	2,448,965	20,191,244
Thomas J. Gravina	86,258,593	2,267,686	20,191,244
Michael J. Hagan	86,254,680	2,271,599	20,191,244
Jeffrey K. Harrow	86,256,101	2,270,178	20,191,244
Michael J. Heller	86,209,810	2,316,469	20,191,244
Paul Mendelson	86,247,421	2,278,858	20,191,244
Thomas J. Ridge	86,107,955	2,418,324	20,191,244

The proposal to ratify the appointment of McGladrey LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013 was also approved by the Company’s stockholders at the Annual Meeting.  The votes for, votes against, abstentions and broker non-votes are set forth below:

Votes For	105,037,716
Votes Against	893,760
Abstentions	2,786,947
Broker Non-Votes	0

The Company adjourned the Annual Meeting with respect to the other nine proposals discussed in detail in the Company’s definitive proxy statement filed with the SEC on May 9, 2013 to permit additional time to solicit stockholder votes for such proposals. The reconvened Annual Meeting will be held on July 17, 2013 at 12:30 p.m., Eastern Time, at Cira Centre, 2929 Arch Street, 21st Floor, Philadelphia, Pennsylvania 19104. Valid proxies submitted prior to the June 20, 2013 Annual Meeting will continue to be valid for this reconvened Annual Meeting, unless properly changed or revoked prior to votes being taken at the reconvened Annual Meeting. The record date of April 30, 2013 will remain the same for the reconvened Annual Meeting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FS Investment Corporation

Date:	June 20, 2013	By:	/s/ Michael C. Forman
Michael C. Forman
Chief Executive Officer